UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

(RULE 14a-101)

SCHEDULE 14A INFORMATION

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Extreme Networks, Inc.

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See the reverse side of this notice to obtain proxy materials and voting instructions. *** Exercise Your Right to Vote *** Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to Be Held on <mtgdate>. You are receiving this communication because you hold shares in the above named company. This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side). We encourage you to access and review all of the important information contained in the proxy materials before voting. Meeting Information Meeting Type: <mtgtype> For holders as of: <recdate> Date: Time: <mtgtime> Location: 0000388240_1 R1.0.1.17 EXTREME NETWORKS, INC. EXTREME NETWORKS, INC. 6480 VIA DEL ORO SAN JOSE, CA 95119 Annual Meeting September 17, 2018 November 08, 2018 November 08, 2018 8:00 AM EST 2121 RDU Center Drive Morrisville, North Carolina 27560

Please Choose One of the Following Voting Methods Vote In Person: Many stockholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares. Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow available and follow the instructions. Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card. How To Vote . Before You Vote How to Access the Proxy Materials Proxy Materials Available to VIEW or RECEIVE: How to View Online: Have the information that is printed in the box marked by the arrow (located on the following page) and visit: www.proxyvote.com. How to Request and Receive a PAPER or E-MAIL Copy: If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request: 1) BY INTERNET: www.proxyvote.com 2) BY TELEPHONE: 1-800-579-1639 3) BY E-MAIL*: sendmaterial@proxyvote.com * If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow (located on the following page) in the subject line. . . 0000388240_2 R1.0.1.17 1. Notice & Proxy Statement 2. Annual Report Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before October 25, 2018 to facilitate timely delivery.

Voting items 0000388240_3 R1.0.1.17 The Board of Directors recommends you vote FOR the following: 1. Elect six directors to the Board of Directors for a one-year term: Nominees 01 Charles P. Carinalli 02 Kathleen M. Holmgren 03 Rajendra Khanna 04 Edward H. Kennedy 05 Edward B. Meyercord 06 John C. Shoemaker The Board of Directors recommends you vote FOR proposals 2., 3., 4. and 5.. 2. To approve a non-binding advisory resolution regarding executive compensation. 3. To ratify the appointment of KPMG LLP as our independent auditors for our fiscal year ending June 30, 2019. 4. To ratify Amendment No. 6 to the Company's Amended and Restated Rights Agreement, dated as of April 26, 2012, as amended, to extend the Agreement until May 31, 2019. 5. To approve the Amendment and Restatement of the Extreme Networks, Inc. 2014 Employee Stock Purchase Plan to increase the number of shares issuable under such plan. NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

0000388240_4 R1.0.1.17